SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  July 27, 2004

                                 ______________


                         CASCADE NATURAL GAS CORPORATION
             (Exact name of Registrant as specified in its charter)

                                   Washington
         (State or other jurisdiction of incorporation or organization)

                                     1-7196
                            (Commission file number)

                                   91-0599090
                                   ----------
                      (I.R.S. Employer Identification No.)



222 Fairview Avenue North
       Seattle, WA                                               98109
(Address of principal executive offices)                      (Zip Code)

               (Registrant's telephone number including area code)
                                 (206) 624-3900
                                 --------------
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements

None

(b) Schedule of Exhibits

Exhibit 99.1.  Earnings Release.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 27, 2004, the Registrant issued an earnings release to announce its quarterly earnings for the three- and nine-month periods ended June 30, 2004.

The earnings release is included in this report as Exhibit 99.1.

The information provided under this Item 12 is not intended to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and accordingly is not intended to be incorporated by reference in other filings by the Registrant.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 CASCADE NATURAL GAS CORPORATION


   July 27, 2004                                 By      /s/ J. D. Wessling
   -------------                                         ------------------
       Date                                              J. D. Wessling
                                                         Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit Number                      Description
--------------                      -----------

99.1                                Earnings Release